                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ----------

                                  FORM 8-K/A
                              Amendment No. 2 to
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 30, 1998

                       PRODUCTION RESOURCE GROUP, L.L.C.
            (Exact name of Registrant as Specified in its Charter)

          Delaware                    333-46235             14-1786937
          --------                    ---------             ----------
(State or other Jurisdiction   (Commission File Number)   (IRS Employer
 of Formation)                                             Identification No.)

           539 Temple Hill Road, New Windsor, New York   12553
           -------------------------------------------   -----
            (Address of Principal Executive Offices)   (Zip Code)

                                (914) 567-5700
                                --------------
             (Registrant's Telephone Number, Including Area Code)

Explanatory Note
----------------
The Current Report on Form 8-K of Production Resource Group, L.L.C. (the "Company" or "PRG"), initially filed with the Securities and Exchange Commission (the "Commission") on July 6, 1998, amended by a Form 8-K/A filed on September 2, 1998, is hereby further amended by this Form 8-K/A so as to comply with the instructions to Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X. The 8-K filed July 6, 1998 reflected PRG's acquisition of Light & Sound Design Holdings Limited ("Holdings") and the assets of Production Arts Lighting, Inc. and affiliates, Production Arts Lighting West, Inc., and Production Arts Europe, Inc. (collectively "Production Arts"). The combined historical financial statements for the most recent three fiscal years and latest interim period preceding the acquisition of Production Arts have been included in this Form 8-K/A. The pro forma effects of the acquisitions of Holdings and Production Arts on the Company's results of operations for the six months ended June 30, 1998 and for the most recent fiscal year are also presented in this Form 8-K/A. Since the acquisitions of Holdings and Production Arts were completed on June 19, 1998 and June 30, 1998, respectively the effect of the acquisitions on the Company's balance sheet was reflected in the Company's balance sheet at June 30, 1998 in the Form 10-Q filed for such period.

On September 2, 1998, the Company filed Amendment No. 1 to the Current Report on Form 8-K initially filed with the Commission on July 6, 1998. Amendment No. 1 included the consolidated historical financial statements for the most recent three fiscal years of Holdings. In addition, the pro forma effects of the acquisition of Holdings on the Company's results of operations for the six months ended June 30, 1998 and on its results of operations for the most recent fiscal year were also presented (Addendum II from Form 8-K/A previously filed on September 2, 1998.).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of the Business Acquired

Holdings was acquired by the Company on June 19, 1998. The audited financial statements of Holdings, and the related Auditor's Report as at March 31, 1998, and 1997 and for the fiscal years ended March 31, 1998, 1997 and 1996 are located at Addendum I of the Form 8-K/A previously filed on September 2, 1998.

Production Arts was acquired by the Company on June 30, 1998. The audited combined financial statements of Production Arts, and the related Independent Accountants' Report as of December 31, 1997, 1996 and 1995 and for the years then ended are located at Addendum III.

(b)  Pro Forma Financial Information

Pro forma Combined Financial Information (unaudited for the year ended December 31, 1997 and for the six months ended June 30, 1998) is located at Addendum IV.

(c)  Exhibits

10.9 Share Purchase Agreement dated June 19, 1998 among N B Jackson & Others and the Company (incorporated by reference from Form 8-K filed on July 6,
1998)

10.10 Acquisition Agreement dated June 25, 1998 among Production Arts Lighting, Inc., Production Arts Lighting West, Inc., Production Arts Europe, Inc., John
T. McGraw, Steven R. Terry and the Company (incorporated by reference from
Form 8-K filed on July 6, 1998)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PRODUCTION RESOURCE GROUP, L.L.C.

September 14, 1998                      By /s/ Robert A. Manners
------------------                         ---------------------
Date                                       Robert A. Manners
                                           Sr. Vice President Business Affairs
                                            and General Counsel

Addendum III.

To the Stockholders of
Production Arts Lighting, Inc. and Affiliates

We have audited the accompanying combined balance sheets of Production Arts Lighting, Inc., and Affiliates as of December 31, 1997, 1996 and 1995 and the related combined statements of income, retained earnings and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits. We did not audit the 1997 financial statements of Production Arts Europe, Inc., which statements reflect total assets of $1,265,185 as of December 31, 1997 and total operating revenues of $822,988 for the year then ended. Those statements were audited by chartered accountants in England whose report has been furnished to us, and our opinion, insofar as it relates to amounts included for Production Arts Europe, Inc. as of December 31, 1997 and for the year then ended, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the combined financial position of Production Arts Lighting, Inc. and Affiliates as of December 31, 1997, 1996 and 1995, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                         MANGINI & COMPANY, P.C.

Armonk, New York
September 1, 1998

PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
Combined Balance Sheets
December 31, 1997, 1996 and 1995


                                    Assets

                                                                       1997              1996               1995
                                                                  ------------       -----------        -----------
Current Assets
   Cash and cash equivalents                                      $    389,728      $    292,997       $    141,523
   Accounts receivable                                               2,148,132         2,309,035          1,247,367
   Inventory                                                           710,657           441,617            501,621
   Prepaid insurance and taxes                                          97,427            49,596            123,267
   Due from shareholders                                                  --              27,048             31,513
   Other current assets                                                 46,847            58,366             41,469
                                                                  ------------       -----------        -----------

         Total Current Assets                                        3,392,791         3,178,659          2,086,760
                                                                  ------------       -----------        -----------

Property and Equipment
   Rental equipment                                                 14,180,866        11,850,066         11,336,207
   Other                                                             2,437,224         1,700,813          1,571,564
                                                                  ------------       -----------        -----------
                                                                    16,618,090        13,550,879         12,907,771

   Accumulated depreciation                                         (8,528,583)       (7,742,185)        (7,215,961)
                                                                  ------------       -----------        -----------

         Net Property and Equipment                                  8,089,507         5,808,694          5,691,810
                                                                  ------------       -----------        -----------

Other Assets
   Cash surrender value of officers'
      life insurance - net of loans                                    238,468           191,903            149,024
   Security and other deposits                                         223,771           158,804            169,872
   Organization costs, net                                               5,565             7,422                617
                                                                  ------------       -----------        -----------

         Total Other Assets                                            467,804           358,129            319,513
                                                                  ------------       -----------        -----------

         Total Assets                                             $ 11,950,102       $ 9,345,482        $ 8,098,083
                                                                  ============       ===========        ===========

The accompanying notes are an integral part hereof.

PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
Combined Balance Sheets
December 31, 1997, 1996 AND 1995


                     Liabilities and Stockholders' Equity

                                                                        1997               1996           1995
                                                                   -----------         ----------     ----------
Current Liabilities
   Notes payable - current portion                                 $ 1,280,553         $1,396,567     $2,386,450
   Accounts payable                                                  1,898,825          1,939,536      1,660,290
   Customer and security deposits                                        3,300              2,150          9,098
   Accrued payroll                                                      48,983            104,605         78,674
   Accrued expenses and taxes                                           71,691             54,926         41,481
   Accrued profit sharing contribution                                 220,232            206,830        200,000
   Corporate income taxes payable                                       34,022             11,467           --
   Other current liabilities                                            31,327               --             --
                                                                   -----------         ----------     ----------

         Total Current Liabilities                                   3,588,933          3,716,081      4,375,993

Notes payable - net of current portion                               3,489,388          1,841,111        996,027
Deferred income taxes                                                     --               84,940         70,804
                                                                   -----------         ----------     ----------

         Total Liabilities                                           7,078,321          5,642,132      5,442,824
                                                                   -----------         ----------     ----------

Stockholders' Equity
   Common stock                                                         52,000             52,000         52,000
   Additional paid-in capital                                          648,203            448,203        139,545
   Retained earnings                                                 4,168,596          3,201,307      2,463,714
   Translation adjustment                                                2,982              1,840           --
                                                                   -----------         ----------     ----------

         Total Stockholders' Equity                                  4,871,781          3,703,350      2,655,259
                                                                   -----------         ----------     ----------

         Total Liabilities and
         Stockholders' Equity                                      $11,950,102         $9,345,482     $8,098,083
                                                                   ===========         ==========     ==========


The accompanying notes are an integral part hereof.

PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
Combined Statements of Income
Years Ended December 31, 1997, 1996 and 1995

                                                                      1997                 1996            1995
                                                                 ------------         ------------    ------------
Revenues
   Rental income                                                 $ 10,313,010         $ 10,375,415    $  8,533,926
   Design and custom installations                                  9,986,505            6,180,959       5,225,080
   Sales of equipment                                               5,487,839            4,427,045       3,850,519
                                                                 ------------         ------------    ------------

         Total Operating Revenues                                  25,787,354           20,983,419      17,609,525
                                                                 ------------         ------------    ------------

Costs and Expenses
   Costs of rentals, installations and sales                       15,873,206           12,513,484      10,866,922
   Selling expenses                                                 1,764,568            1,449,405       1,662,379
   General and administrative expenses                              4,180,029            4,164,029       3,346,222
   Depreciation and amortization                                    1,501,291            1,192,994         892,223
   Profit sharing contribution                                        204,000              206,830         200,000
                                                                 ------------         ------------    ------------

         Total Operating Expenses                                  23,523,094           19,526,742      16,967,746
                                                                 ------------         ------------    ------------

         Operating Income                                           2,264,260            1,456,677         641,779
                                                                 ------------         ------------    ------------

Other Income (Expense)
   Interest expense                                                  (338,504)            (299,130)       (231,102)
   Miscellaneous revenue                                               21,378                6,870              23
   Interest income                                                      7,786                6,026           5,851
   Foreign currency exchange                                           21,206                  720         (16,062)
                                                                 ------------         ------------    ------------

                                                                     (288,134)            (285,514)       (241,290)
                                                                 ------------         ------------    ------------

         Income Before Income Taxes                                 1,976,126            1,171,163         400,489

Income taxes                                                          159,153              124,911          45,975
                                                                 ------------         ------------    ------------

         Net Income                                              $  1,816,973         $  1,046,252    $    354,514
                                                                 ============         ============    ============

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                   Combined Statements of Retained Earnings
                 Years Ended December 31, 1997, 1996 and 1995


                                        1997           1996           1995
                                    -----------    -----------    -----------
Retained earnings - beginning       $ 3,201,307    $ 2,463,714    $ 2,333,455

Net income                            1,816,973      1,046,252        354,514
"S" corporation distributions          (849,684)      (308,659)      (224,255)
                                    -----------    -----------    -----------

Retained earnings - ending          $ 4,168,596    $ 3,201,307    $ 2,463,714
                                    ===========    ===========    ===========

The accompanying notes are an integral part hereof.

PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
Combined Statements of Cash Flows
Years Ended December 31, 1997, 1996 and 1995

                                                                      1997                1996          1995
                                                                  -----------         -----------   -----------
Cash Flows from Operating Activities
    Net income                                                    $ 1,816,973        $ 1,046,252   $   363,430
    Adjustments to reconcile net income
       to net cash provided by operating activities:
              Depreciation                                          1,501,291          1,192,994       892,223
              Gain on sale of assets                                 (514,763)          (447,298)     (336,850)
              Deferred taxes                                          (84,940)            14,136        20,452
              Bad debts                                                26,719             48,276        (5,139)
              Translation adjustment                                    1,142              1,840          --
          (Increase) decrease in
              Accounts receivables                                    134,185         (1,003,331)      244,900
              Inventory                                              (269,040)            60,004      (181,072)
              Prepaid expenses                                        (47,832)            72,974       (32,423)
              Other current assets                                     25,079             96,905       (88,913)
              Cash surrender value of officers'
                life insurance- net of loans                          (46,565)           (42,879)      (25,104)
              Security and other deposits                             (64,967)             3,541        (8,297)
              Organization costs                                         --               (8,659)         (616)
          Increase (decrease) in
              Accounts payable                                        (40,711)           127,639       296,499
              Accrued expenses and taxes                               34,909             (9,860)       28,378
              Customer and security deposits                            1,150               --             218
                                                                  -----------        -----------   -----------

                   Net Cash Provided by
                   Operating Activities                             2,472,630          1,152,534     1,167,686
                                                                  -----------        -----------   -----------

Cash Flows from Investing Activities
    Purchase of property and equipment                             (4,163,253)        (1,684,656)   (2,409,804)
    Proceeds from sale of assets                                      897,796            823,931       806,527
                                                                  -----------        -----------   -----------

                   Net Cash Used by
                   Investing Activities                            (3,265,457)          (860,725)   (1,603,277)
                                                                  -----------        -----------   -----------

PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
Combined Statements of Cash Flows
Years Ended December 31, 1997, 1996 and 1995

                                                                       1997                 1996           1995
                                                                  -----------           -----------    -----------
Cash Flows from Financing Activities
    (Increase) decrease in amounts due
      from stockholder                                            $    27,048           $     4,465    $   (17,913)
    Payments of long-term debt                                       (555,525)           (1,094,799)    (1,357,384)
    Acquisition of long-term debt                                   2,067,719               950,000      2,000,000
    Stockholders distributions                                       (849,684)             (308,659)      (224,255)
    Proceeds from sale of stock and additional paid-in capital        200,000               308,658         31,115
                                                                  -----------           -----------    -----------

          Net Cash Provided (Used in)
          By Financing Activities                                     889,558              (140,335)       431,563
                                                                  -----------           -----------    -----------

Net increase (decrease) in cash and cash equivalents                   96,731               151,474         (4,028)

Cash and cash equivalents - beginning                                 292,997               141,523        145,551
                                                                  -----------           -----------    -----------

Cash and cash equivalents - ending                                $   389,728           $   292,997    $   141,523
                                                                  ===========           ===========    ===========


Supplemental Disclosure of Cash Flow Information

    Cash paid during the year for interest                        $   338,504           $   299,130    $   231,102
                                                                  ===========           ===========    ===========

    Cash paid during the year for income taxes                    $   110,672           $    82,823    $     7,027
                                                                  ===========           ===========    ===========



Noncash Investing and Financing Activities

    In 1995 the Companies incurred seller-financed debt of $808,463 for the purchase of equipment.



The accompanying notes are an integral part hereof.

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                    Notes to Combined Financial Statements
                       December 31, 1997, 1996 and 1995

Note A - Summary of Significant Accounting Policies

Principles of Combination

The combined financial statements include the accounts of Production Arts Lighting, Inc. (the Company) and its affiliates, Production Arts Lighting West, Inc. (Lighting West) and Production Arts Europe, Inc. (Europe) (the Companies), all of which are owned by the same shareholders. All significant intercompany transactions and balances have been eliminated in combination.

Nature of Operation

The Companies rent, design and sell custom lighting systems and equipment and sell accessories and used equipment to the theatre industry. Significantly all of the accounts receivable are from theatre companies throughout the United States and Western Europe.

Inventory

Inventory, consisting of finished goods, is stated at the lower of cost, determined by specific identification, or market.

Property and equipment

Property and equipment are carried at cost. Depreciation is computed by straight-line and accelerated methods over the estimated useful lives of the assets. When assets are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is recognized in the period.

Income Recognition

The Company leases its equipment to theatre companies under operating leases with terms of up to one year. Accordingly, income is recognized on a straight-line basis over the term of the applicable lease.

Gain on sales of used rental equipment is included in operating revenues.

Cash Equivalents

For purposes of the Statement of Cash Flows, the companies consider all liquid investments with a maturity of three months or less to be cash equivalents.

Advertising

The Companies expense advertising costs as incurred in accordance with the provisions of SOP 93-7. Advertising costs for the years 1997, 1996 and 1995 totaled $500,895, $245,743 and $332,587, respectively.

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                    Notes to Combined Financial Statements
                       December 31, 1997, 1996 and 1995


Foreign Operations

Production Arts Europe, Inc. maintains its books and records in British pounds. The accounts are translated into U.S. dollars using the spot rate as of the balance sheet date for assets and liabilities and a weighted average exchange rate for revenues and expenses. The resulting translation adjustment is reported as a separate component of stockholders' equity.

Foreign Currency Transactions

The Company and its European affiliate enter into transactions for the purchase of equipment and other production expenses denominated in foreign currencies. The Company records the transaction in the appropriate functional currency (U.S. dollars or British pounds) on the transaction date. Changes in exchange rates from the transaction date to the payment date result in foreign currency gain or loss which is included in other income (expenses) in the accompanying Statements of Income.

Use of Estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and disclosure of contingent assets and liabilities at the financial statement dates. Actual results could differ from those estimates.

Note B - Concentration of Credit Risk

The Company maintains cash and cash equivalent accounts at a national bank and at the bank's U.K. affiliate. The U.S. accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. The total amount of uninsured balance as of December 31, 1997, 1996 and 1995 was $720,473, $619,821 and $330,204, respectively.

Note C - Property and Equipment

Major classifications and estimated useful lives of property and equipment are as follows:

                                           1997          1996          1995
                                       -----------   -----------   -----------
Rental equipment (5-7 years)           $14,180,866   $11,850,066   $11,336,207
Office equipment (5 years)               1,763,596     1,279,300     1,174,239
Leasehold improvements (various)           324,108       267,040       277,964
Software development (5 years)             349,520       154,473       119,361
                                       -----------   -----------   -----------

                                       $16,618,090   $13,550,879   $12,907,771
                                       ===========   ===========   ===========

Substantially all of the property and equipment is pledged as collateral for notes payable.

Depreciation and amortization charged to expense in 1997, 1996 and 1995 was $1,501,291, $1,192,994 and $892,223, respectively.

Note D - Cash Surrender Value of Officers' Life Insurance and Stock Purchase Agreements

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                    Notes to Combined Financial Statements
                       December 31, 1997, 1996 and 1995


The Company is the beneficiary of insurance policies on the lives of its president, vice president (who own all of the stock of the companies) and a former stockholder, bearing face value amounts of $1,960,000, $590,000 and $650,000, respectively, as of December 31, 1997. The life insurance contracts are accompanied by mandatory stock purchase agreements. In the event of the insured's death, the "purchase price" of the stock will, by previous action, be established. The insured's estate will be obligated to sell, and the Company will be obligated to purchase the insured's stock up to, but not in excess of the purchase price. In the event that the insurance proceeds shall be less than the purchase price, the balance thereof shall be paid by the Company in five equal annual installments, the first such installment to be due on the anniversary of death, provided that any insurance proceeds received subsequent to said closing shall be immediately applied against the installment(s) first coming due. The purpose is to protect the Company against an abrupt change in ownership or management.

At December 31, 1997, 1996 and 1995 notes payable to the insurance company in the amounts of $360,905, $345,349 and $328,732, respectively, were collateralized by the cash value of the policies.

Note E - Notes Payable

Notes payable is comprised of the following:
                                                       December 31,
                                           ------------------------------------
                                              1997         1996          1995
                                           ----------   ----------   ----------
Bank revolving line of credit,
   with interest-only payments
   at the bank's prime lending
   rate or 2% over the LIBOR
   rate, renewed in 1998                   $1,875,000   $  430,000   $1,500,000

Bank revolving line of credit
   with interest-only payments
   at 1/2% above the bank's
   prime lending rate or 250
   basis points above the
   adjusted LIBOR rate                                     980,000      460,000

Note payable to bank in
   monthly installments of
   $16,928 plus interest at
   8.5% maturing May 1997                                   84,622      287,755

Note payable to bank in
   monthly installments of
   $43,056 plus interest at
   8.31%, maturing April 1997                              215,278      731,944

Note payable to bank in
   monthly installments of
   $5,016, including interest
   at 8.5%, maturing May 2001                 172,719         ---          ---

Note payable to bank in
   monthly installments of
   $13,889 plus interest at
   8.6%, maturing May 1998                     69,445      236,111      402,778

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                    Notes to Combined Financial Statements
                       December 31, 1997, 1996 and 1995

Note E - Notes Payable (cont'd.)

                                                       December 31,
                                           ------------------------------------
                                              1997         1996          1995
                                           ----------   ----------   ----------

Note payable to bank in
   monthly installments of
   $41,667 plus interest equal
   to 1% above the bank's
   prime lending rate or 2.5%
   over the LIBOR rate,
   maturing July 1999                         791,667    1,291,667         ---

Note payable to bank in
   monthly installments of
   $27,778 plus interest at
   7.99% maturing July 2000                   861,110        ---           ---

Note payable to bank in
   monthly installments of
   $20,833 plus interest at
   7.92% maturing December 31,
   2000                                       750,000        ---           ---

Note payable to bank in
   monthly installments of
   $6,944 plus interest at
   7.92% maturing December 31,
   2000                                       250,000        ---           ---
                                           ----------   ----------   ----------

         Total Notes Payable                4,769,941    3,237,678    3,382,477

Less: current portion                       1,280,553    1,396,567    2,386,450
                                           ----------   ----------   ----------

                                           $3,489,388   $1,841,111   $  996,027
                                           ==========   ==========   ==========


Substantially all of the notes payable are personally guaranteed by the major stockholder and are collateralized by property and equipment.

Maturities of long-term debt are as follows:

        Year ending December 31,
        ------------------------

                  1998                                $1,280,553
                  1999                                 1,268,001
                  2000                                 1,207,353
                  2001                                   649,451
                  2002                                   364,583
                                                    ------------

                                                      $4,769,941
                                                    ============

Note F - Profit Sharing Plan and Deferred Income Plans

The Company sponsors a profit sharing plan that covers substantially all employees and has been qualified with the Internal Revenue Service. The Company's contributions to the plan are at the discretion of the Board of Directors. Contributions to the plan charged to expense were $204,000; $206,830 and $200,000 in 1997, 1996 and 1995, respectively.

Effective March 1996, the Company instituted a 401(K) salary deferral plan. Under this plan the Company makes a matching contribution equal to 25% of voluntary contributions by employees, up to a maximum of 1.5% of the employee's salary. Company contributions for the years ended December 31, 1997 and 1996 totaled $30,705 and $23,565, respectively.

                 PRODUCTION ARTS LIGHTING, INC. and AFFILIATES
                    Notes to Combined Financial Statements
                       December 31, 1997, 1996 and 1995


Note G - Leases

The Companies lease office and warehouse space in New York, New Jersey and England under leases expiring at various times through December 2007. The New Jersey lease was revised in 1997 to include rent increases in exchange for renovations to the building's roof, air conditioning, and heating systems. In addition to lease payments, the Company is responsible for real estate taxes, water and sewer taxes and certain operating expenses of the New Jersey property.

In addition, the Companies lease computer equipment and vehicles under operating leases expiring at various times through June 2002.

Minimum future lease payments under these leases are as follows:

                Year Ending          Office and
                December 31,         Warehouse       Equipment
                -----------          ----------     ----------
                   1998              $  452,252     $   99,751
                   1999                 459,972         63,532
                   2000                 443,192         48,324
                   2001                 449,176         31,992
                   2002                 476,596         14,787
                   2003 and beyond    2,042,675            --
                                     ----------     ----------

                         Total       $4,323,863     $  258,386
                                     ==========     ==========

Rent expense for 1997, 1996 and 1995 totaled $536,496; $523,581 and $461,142, respectively.

Note H - Income Taxes

The Companies are "S" corporations for federal income tax purposes only. Net income or loss flows through to the individual returns of the stockholders. The Company and Lighting West are subject to state and local income taxes. Lighting Europe is taxed on its foreign income.

In 1998 the Companies elected "S" corporation status for New York and New Jersey purposes. Previously recorded deferred tax liability arising from book to tax timing differences of $84,940 related to recognition of depreciation expense has been taken into income at December 31, 1997.

The provision for state and local income taxes for the years ended December 31, 1997, 1996 and 1995 is comprised of the following:

                              1997         1996        1995
                           ---------    ---------   ---------
                Current    $ 244,093    $ 110,092   $  25,523
                Deferred     (84,940)      14,136      20,452
                           ---------    ---------   ---------

                           $ 159,153    $ 124,911   $  45,975
                           =========    =========   =========


Note I - Stockholders' Equity

As of December 31, 1997, 1996 and 1995 the Companies had no par value common stock as follows:

                                                   Lighting   Lighting
                                        Lighting     West      Europe
                                        --------   --------   --------
              Share:  Authorized           200        200      1,000
                      Issued and
                      Outstanding          111         61         61


Note J - Events Subsequent to the Balance Sheet

In June 1998, the Company and its affiliates sold substantially all of its operating assets.

In connection with the sale, a provision in an existing contract with a health-care provider for its employees requires a payment of approximately $80,000 for subsequent claims incurred prior to termination date of the contract.

Addendum IV.

Pro forma combined financial data

The following unaudited pro forma combined statements of operations for the year ended December 31, 1997 and the six month period ended June 30, 1998 give effect to (i) the acquisition of Light and Sound Design Holdings Limited ("Holdings") on June 19, 1998 and (ii) the acquisition of Production Arts on June 30, 1998, as if such acquisitions occurred on the first day of the period covered by the statements of operations.

The unaudited pro forma combined statements of operations are based on the historical financial statements of the Company and the historical results of operations for Production Arts and Holdings. The historical results of operations for Holdings are for the year ended March 31, 1998 and for the period January 1, 1998 to June 19, 1998. The historical results of operations of Holdings have been adjusted to conform to generally accepted accounting principles of the United States and have been translated into United States Dollars based upon appropriate exchange rates. The unaudited pro forma combined statement of operations gives effect to the combinations under the purchase method of accounting.

The unaudited pro forma combined statements of operations have been prepared by the management of the Company, Production Arts and Holdings based upon historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's results of operations for any future date or period.

The effect of the acquisitions of Production Arts and Holdings, which closed on June 30 and June 19, 1998, respectively, was reflected in the Company's June 30, 1998 Balance Sheet, which was included in the Form 10-Q filed for such period.

                       PRODUCTION RESOURCE GROUP, L.L.C.
             Unaudited Pro Forma Combined Statements of Operations
                               ($ In thousands)

                                                                       PRG                Holdings          Production Arts
                                                               For the year ended    For the year ended    For the year ended
                                                               December 31, 1997       March 31, 1998       December 31, 1997
                                                               --------------------------------------------------------------
Revenues                                                             $ 75,180              $ 31,638              $ 25,787
Direct production expenses:
   Direct production costs                                             46,131                18,133                15,873
   Depreciation expense                                                 6,181                 2,607                 1,231
                                                               --------------------------------------------------------------
                                                                       52,312                20,740                17,104
                                                               --------------------------------------------------------------
Gross profit                                                           22,868                10,898                 8,683

Selling, general and administrative expenses                           16,185                 6,854                 6,106
Other depreciation and amortization                                     2,182                   518                   270
Non recurring compensation expense                                      2,125                  --                    --
                                                               --------------------------------------------------------------
Operating profit                                                        2,376                 3,526                 2,307

Interest expense                                                        3,956                    10                   339
Interest (income)                                                        (117)                  (40)                   (8)
                                                               --------------------------------------------------------------
Income (loss) from continuing operations before income taxes,          (1,463)                3,556                 1,976
extraordinary item and  minority interest

Provision for income taxes                                                392                 1,343                   159
                                                               --------------------------------------------------------------
Income (loss) from continuing operations                               (1,855)                2,213                 1,817

Discontinued operations:
    Income from operations of discontinued
        Themed Attraction Permanent Installation Business              (5,302)                 --                    --
                                                               --------------------------------------------------------------
Income (loss) before minority interest and extraordinary item
Minority interest                                                      (7,157)                2,213                 1,817
Extraordinary item                                                       (614)
                                                               --------------------------------------------------------------
Net income (loss)                                                    $ (7,771)             $  2,213              $  1,817
                                                               ==============================================================


                                                                       PRG
                                                                     Pro Forma            Company Pro
                                                                     Adjustments            Forma
                                                               ----------------------------------------
Revenues                                                             $                     $132,605
Direct production expenses:
   Direct production costs                                                                   80,137
   Depreciation expense                                                                      10,019
                                                               ----------------------------------------
                                                                                             90,156
                                                               ----------------------------------------
Gross profit                                                                                 42,449

Selling, general and administrative expenses                                                 29,145
Other depreciation and amortization                               (1)     495                 3,465
Non recurring compensation expense                                                            2,125
                                                               ----------------------------------------
Operating profit                                                         (495)                7,714

Interest expense                                                  (3)   2,257                 6,562
Interest (income)                                                                              (165)
                                                               ----------------------------------------
Income (loss) from continuing operations before income taxes,          (2,752)                1,317
extraordinary item and  minority interest

Provision for income taxes                                                                    1,894
                                                               ----------------------------------------
Income (loss) from continuing operations                               (2,752)                 (577)

Discontinued operations:
    Income from operations of discontinued
        Themed Attraction Permanent Installation Business                                    (5,302)
                                                               ----------------------------------------
Income (loss) before minority interest and extraordinary item          (2,752)                5,897

Minority interest                                                 (2)     126                  (126)
Extraordinary item                                                                             (614)
                                                               ----------------------------------------
Net income (loss)                                                    $ (2,878)             $ (6,619)
                                                               ========================================




1. To record the estimated goodwill amortization attributable to the transactions. Goodwill is amortized over a period of twenty five years.
2.   To record minority interest for the year.
3. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the acquisitions.

                       PRODUCTION RESOURCE GROUP, L.L.C.
             Unaudited Pro Forma Combined Statements of Operations
                               ($ In thousands)

                                                            PRG               Holdings         Production Arts
                                                        For the six        For the period        For the six
                                                        months ended     January 1, 1998 to      months ended
                                                        June 30, 1998      June 19, 1998         June 30, 1998
                                                     ---------------------------------------------------------
Revenues                                                 $ 55,365             $ 13,551            $ 14,093
Direct production expenses:
   Direct production costs                                 32,548                7,477               9,122
   Depreciation expense                                     4,761                1,481                 788
                                                     ---------------------------------------------------------
                                                           37,309                8,958               9,910
                                                     ---------------------------------------------------------
Gross profit                                               18,056                4,593               4,183

Selling, general and administrative expenses               13,463                3,518               2,505
Other depreciation and amortization                         2,247                                      126
                                                     ---------------------------------------------------------
Operating profit                                            2,346                1,075               1,552

Interest expense                                            6,233                    3                 185
Interest (income)                                            (433)                  --                  --
                                                     ---------------------------------------------------------
Income (loss) before income taxes and minority
 interest                                                  (3,454)               1,072               1,367

Provision for income taxes                                    193                  433                  19
                                                     ---------------------------------------------------------
Income (loss) before minority interest                     (3,647)                 639               1,348

Minority interest                                             (11)
                                                     ---------------------------------------------------------
Net income (loss)                                          (3,658)                 639               1,348
                                                     =========================================================

                                                        Pro Forma           Company Pro
                                                        Adjustments            Forma
                                                     ----------------------------------------
Revenues                                                 $                    $ 83,009
Direct production expenses:
   Direct production costs                                                      49,147
   Depreciation expense                                                          7,030
                                                     ----------------------------------------
                                                                                56,177
                                                     ----------------------------------------
Gross profit                                                                    26,832

Selling, general and administrative expenses                                    19,486
Other depreciation and amortization                  (4)      236                2,609
                                                     ----------------------------------------
Operating profit                                             (236)               4,737

Interest expense                                     (6)    1,080                7,501
Interest (income)                                                                 (433)
                                                     ----------------------------------------
Income (loss) before income taxes and minority
 interest                                                  (1,316)              (2,331)

Provision for income taxes                                                         645
                                                     ----------------------------------------
Income (loss) before minority interest                     (1,316)              (2,976)

Minority interest                                    (5)      (21)                 (32)
                                                     ----------------------------------------
Net income (loss)                                          (1,337)              (3,008)
                                                     ========================================

4. To record the estimated goodwill amortization attributable to the transactions. Goodwill is amortized over a period of twenty five years.
5.   To record minority interest for the period.
6. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the acquisitions.